Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 23, 2018	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Fourth Quarter and Full Year 2017 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and year ended December 31, 2017. The Company reported net income of $1.21 million, or $0.07 per diluted common share for the quarter ended December 31, 2017, and $21.49 million, or $1.26 per diluted common share for the year ended December 31, 2017.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Act”), was enacted into law. The Tax Reform Act reduces the federal tax rate for corporations from 35% to 21%, effective January 1, 2018, and changes, or limits, certain tax deductions. As a result of the new law, generally accepted accounting principles in the United States (“GAAP”) require the immediate revaluation of deferred tax assets to a value reflective of the lower corporate tax rate. During the fourth quarter of 2017, the Company recorded a one-time estimated revaluation adjustment of approximately $6.55 million to reduce its net deferred tax asset, which increased the provision for income taxes.

Excluding the impact of the non-cash revaluation, fourth quarter earnings were $7.77 million, or $0.45 per diluted share, an increase of $1.36 million, or 21.25%, over fourth quarter 2016. Full year earnings exclusive of the revaluation were $28.04 million, an increase of $2.91 million, or 11.59%, over 2016 earnings. Adjusted return on assets and equity were 1.18% and 8.02%, respectively, both significant increases over the prior year.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of eighteen cents ($0.18) per common share. The quarterly dividend is payable to common shareholders of record on February 2, 2018, and is expected to be paid on or about February 16, 2018. The current year marks the 33rd consecutive year of regular cash dividends paid to stockholders.

Fourth Quarter 2017 Highlights

●	Income Statement
o	Net income totaled $1.21 million, or $0.07 per diluted common share for the fourth quarter of 2017.
o

Excluding the impact of the one-time deferred tax asset revaluation, earnings increased $1.36 million, or 21.25% to $7.77 million and diluted earnings per share increased $0.07 to $0.45 compared to the same quarter of 2016.

o	The non-GAAP efficiency ratio improved to 57.04% compared to 61.58% in the same quarter of 2016.
o	Net interest margin increased 18 basis points to 4.17%, and normalized net interest margin increased 12 basis points to 3.95% compared to the same quarter of 2016.

●	Balance Sheet
o	Net charge-offs decreased $2.10 million, or 59.23%, to $1.44 million for the year ended December 31, 2017, compared to the same period of 2016.
o	Book value per common share increased $0.68 to $20.63 compared to December 31, 2016.
o	Tangible book value per common share increased $0.75 to $14.64 compared to December 31, 2016.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of December 31, 2017.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with GAAP. This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2017. First Community Bank provides insurance services through First Community Insurance Services, which operates 8 in-branch locations in Virginia and West Virginia and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $957 million in combined assets as of December 31, 2017. The Company reported consolidated assets of $2.39 billion as of December 31, 2017. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
(Amounts in thousands, except share	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
and per share data)	2017	2017	2017	2017	2016	2017	2016
Interest income
Interest and fees on loans	$22,314	$22,694	$22,914	$21,827	$21,956	$89,749	$87,718
Interest on securities	1,095	1,080	1,170	1,206	1,362	4,551	6,853
Interest on deposits in banks	353	275	221	159	98	1,008	153
Total interest income	23,762	24,049	24,305	23,192	23,416	95,308	94,724
Interest expense
Interest on deposits	1,313	1,275	1,233	1,166	1,145	4,987	4,479
Interest on borrowings	716	724	778	885	1,314	3,103	5,365
Total interest expense	2,029	1,999	2,011	2,051	2,459	8,090	9,844
Net interest income	21,733	22,050	22,294	21,141	20,957	87,218	84,880
Provision for loan losses	615	730	934	492	500	2,771	1,255
Net interest income after provision	21,118	21,320	21,360	20,649	20,457	84,447	83,625
Total noninterest income	7,947	7,135	5,475	5,691	6,238	26,248	27,066
Total noninterest expense	17,132	16,909	17,458	17,083	16,653	68,582	72,746
Income before income taxes	11,933	11,546	9,377	9,257	10,042	42,113	37,945
Income tax expense	10,720	3,894	2,959	3,055	3,638	20,628	12,819
Net income	$1,213	$7,652	$6,418	$6,202	$6,404	$21,485	$25,126

Earnings per common share
Basic	$0.07	$0.45	$0.38	$0.36	$0.38	$1.26	$1.45
Diluted	0.07	0.45	0.38	0.36	0.38	1.26	1.45
Cash dividends per common share	0.18	0.18	0.16	0.16	0.16	0.68	0.60
Weighted average shares outstanding
Basic	16,992,519	17,005,654	17,012,189	16,998,125	16,891,010	17,002,116	17,319,689
Diluted	17,083,949	17,082,729	17,082,832	17,072,174	17,043,869	17,077,842	17,365,524
Performance ratios
Return on average assets	0.20%	1.29%	1.08%	1.06%	1.05%	0.91%	1.02%
Return on average common equity	1.35%	8.61%	7.41%	7.35%	7.49%	6.14%	7.42%
Return on average tangible common equity(1)	1.89%	12.13%	10.51%	10.50%	10.75%	8.69%	10.76%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except	2017	2017	2017	2017	2016	2017	2016
per share data)
Net income, GAAP	$1,213	$7,652	$6,418	$6,202	$6,404	$21,485	$25,126
Non-GAAP adjustments:
Net gain on divestitures	-	-	-	-	(619)	-	(3,684)
Allowance reversal for sold loans	-	-	-	-	-	-	(1,354)
Merger, acquisition, and divestiture expense	-	-	-	-	55	-	730
Net loss (gain) on sale of securities	4	-	657	-	(388)	661	(335)
Net impairment losses	-	-	-	-	-	-	4,646
Deferred tax asset revaluation (estimated)	6,552	-	-	-	-	6,552	-
Other non-core items	(140)	34	(174)	(18)	(48)	(298)	(552)
Total adjustments to core earnings	6,416	34	483	(18)	(1,000)	6,915	(549)
Tax effect	(50)	12	345	(7)	(708)	301	(542)
Core earnings, non-GAAP(1)	$7,679	$7,674	$6,556	$6,191	$6,112	$28,099	$25,119

Core diluted earnings per common share	$0.45	$0.45	$0.38	$0.36	$0.36	$1.64	$1.45
Performance ratios
Core return on average assets	1.28%	1.29%	1.11%	1.06%	1.01%	1.19%	1.02%
Core return on average common equity	8.56%	8.63%	7.57%	7.33%	7.15%	8.04%	7.42%
Core return on average tangible common equity(2)	11.99%	12.16%	10.74%	10.48%	10.26%	11.36%	10.75%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,822,583	$22,387	4.87%	$1,846,848	$22,012	4.74%
Securities available for sale	171,288	1,383	3.20%	193,342	1,644	3.38%
Securities held to maturity	25,165	105	1.66%	67,254	182	1.08%
Interest-bearing deposits	95,174	353	1.47%	35,470	98	1.10%
Total earning assets	2,114,210	24,228	4.55%	2,142,914	23,936	4.44%
Other assets	256,591			275,022
Total assets	$2,370,801			$2,417,936

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$451,024	$111	0.10%	$348,869	$73	0.08%
Savings deposits	512,156	34	0.03%	522,864	57	0.04%
Time deposits	502,515	1,168	0.92%	519,521	1,015	0.78%
Total interest-bearing deposits	1,465,695	1,313	0.36%	1,391,254	1,145	0.33%
Borrowings
Federal funds purchased	-	-	-	82	-	0.00%
Retail repurchase agreements	5,470	1	0.07%	66,776	12	0.07%
Wholesale repurchase agreements	25,000	204	3.24%	48,913	464	3.77%
FHLB advances and other borrowings	50,000	511	4.05%	92,175	838	3.62%
Total borrowings	80,470	716	3.53%	207,946	1,314	2.51%
Total interest-bearing liabilities	1,546,165	2,029	0.52%	1,599,200	2,459	0.61%
Noninterest-bearing demand deposits	446,487			454,161
Other liabilities	22,103			24,410
Total liabilities	2,014,755			2,077,771
Stockholders' equity	356,046			340,165
Total liabilities and stockholders' equity	$2,370,801			$2,417,936
Net interest income, FTE		$22,199			$21,477
Net interest rate spread			4.03%			3.83%
Net interest margin			4.17%			3.99%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Year Ended December 31,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,837,092	$90,032	4.90%	$1,793,618	$87,848	4.90%
Securities available for sale	164,489	5,695	3.46%	287,332	8,047	2.80%
Securities held to maturity	32,954	487	1.48%	71,069	757	1.07%
Interest-bearing deposits	73,405	1,008	1.37%	18,864	153	0.81%
Total earning assets	2,107,940	97,222	4.61%	2,170,883	96,805	4.46%
Other assets	262,381			284,575
Total assets	$2,370,321			$2,455,458

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$401,092	$412	0.10%	$342,169	$250	0.07%
Savings deposits	520,430	148	0.03%	531,050	248	0.05%
Time deposits	510,411	4,427	0.87%	525,162	3,981	0.76%
Total interest-bearing deposits	1,431,933	4,987	0.35%	1,398,381	4,479	0.32%
Borrowings
Federal funds purchased	1	-	0.00%	4,058	26	0.64%
Retail repurchase agreements	47,716	32	0.07%	68,701	49	0.07%
Wholesale repurchase agreements	25,000	806	3.22%	49,727	1,874	3.77%
FHLB advances and other borrowings	55,502	2,265	4.08%	116,602	3,416	2.93%
Total borrowings	128,219	3,103	2.42%	239,088	5,365	2.24%
Total interest-bearing liabilities	1,560,152	8,090	0.52%	1,637,469	9,844	0.60%
Noninterest-bearing demand deposits	438,513			456,474
Other liabilities	21,955			23,040
Total liabilities	2,020,620			2,116,983
Stockholders' equity	349,701			338,475
Total liabilities and stockholders' equity	$2,370,321			$2,455,458
Net interest income, FTE		$89,132			$86,961
Net interest rate spread			4.09%			3.86%
Net interest margin			4.23%			4.01%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended December 31,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$22,387	4.87%	$22,012	4.74%
Accretion income	1,620		1,506
Less: cash accretion income	460		633
Non-cash accretion income	1,160		873
Loans, normalized(3)	21,227	4.62%	21,139	4.55%
Other earning assets	1,841	2.50%	1,924	2.59%
Total earning assets	23,068	4.33%	23,063	4.28%
Total interest-bearing liabilities	2,029	0.52%	2,459	0.61%
Net interest income, FTE(3)	$21,039		$20,604
Net interest rate spread, normalized(3)		3.81%		3.67%
Net interest margin, normalized(3)		3.95%		3.83%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Year Ended December 31,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$90,032	4.90%	$87,848	4.90%
Accretion income	7,863		7,690
Less: cash accretion income	2,446		2,924
Non-cash accretion income	5,417		4,766
Loans, normalized(3)	84,615	4.61%	83,082	4.63%
Other earning assets	7,190	2.65%	8,957	2.37%
Total earning assets	91,805	4.36%	92,039	4.24%
Total interest-bearing liabilities	8,090	0.52%	9,844	0.60%
Net interest income, FTE(3)	$83,715		$82,195
Net interest rate spread, normalized(3)		3.84%		3.64%
Net interest margin, normalized(3)		3.97%		3.79%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2017	2017	2017	2017	2016	2017	2016
Noninterest income
Wealth management	$811	$758	$791	$790	$681	$3,150	$2,828
Service charges on deposits	3,725	3,605	3,360	3,113	3,442	13,803	13,588
Other service charges and fees	2,237	2,141	2,168	2,078	2,014	8,624	8,102
Insurance commissions	343	306	325	373	59	1,347	5,442
Net impairment losses recognized in earnings	-	-	-	-	-	-	(4,646)
Net gain (loss) on sale of securities	(4)	-	(657)	-	388	(661)	335
Net FDIC indemnification asset amortization	(331)	(268)	(1,586)	(1,332)	(1,618)	(3,517)	(5,474)
Net gain on divestitures	-	-	-	-	619	-	3,684
Other operating income	1,166	593	1,074	669	653	3,502	3,207
Total noninterest income	7,947	7,135	5,475	5,691	6,238	26,248	27,066
Noninterest expense
Salaries and employee benefits	9,139	9,137	9,157	8,884	9,411	36,317	39,912
Occupancy expense	1,104	1,082	1,341	1,248	1,158	4,775	5,297
Furniture and equipment expense	1,114	1,133	1,087	1,091	1,070	4,425	4,341
Amortization of intangibles	266	266	263	261	265	1,056	1,136
FDIC premiums and assessments	212	227	227	244	274	910	1,383
Merger, acquisition, and divestiture expense	-	-	-	-	55	-	730
Other operating expense	5,297	5,064	5,383	5,355	4,420	21,099	19,947
Total noninterest expense	17,132	16,909	17,458	17,083	16,653	68,582	72,746

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
(Amounts in thousands)
Noninterest expense, GAAP	$17,132	$16,909	$17,458	$17,083	$16,653	$68,582	$72,746
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	-	-	-	-	(55)	-	(730)
OREO expense and net loss	(14)	(647)	(213)	(328)	(184)	(1,202)	(1,420)
Other non-core items	-	(64)	(327)	-	8	(391)	(364)
Adjusted noninterest expense	17,118	16,198	16,918	16,755	16,422	66,989	70,232

Net interest income, GAAP	21,733	22,050	22,294	21,141	20,957	87,218	84,880
Noninterest income, GAAP	7,947	7,135	5,475	5,691	6,238	26,248	27,066
Non-GAAP adjustments
Tax equivalency adjustment	466	470	481	497	520	1,914	2,081
Net impairment losses	-	-	-	-	-	-	4,646
Net loss (gain) on sale of securities	4	-	657	-	(388)	661	(335)
Net gain on divestitures	-	-	-	-	(619)	-	(3,684)
Other non-core items	(140)	(30)	(501)	(18)	(40)	(689)	(916)
Adjusted net interest and noninterest income	30,010	29,625	28,406	27,311	26,668	115,352	113,738

Non-GAAP efficiency ratio(1)	57.04%	54.68%	59.56%	61.35%	61.58%	58.07%	61.75%
GAAP efficiency ratio	57.72%	57.94%	62.87%	63.67%	61.24%	60.44%	64.98%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2017	2017	2017	2017	2016
Assets
Total cash and cash equivalents	$157,951	$105,119	$106,799	$152,851	$76,307
Securities available for sale	165,580	174,424	157,854	158,685	165,579
Securities held to maturity	25,149	25,182	25,216	47,092	47,133
Loans held for investment, net of unearned income
Non-covered	1,789,236	1,806,434	1,796,263	1,784,371	1,795,954
Covered	27,948	31,287	45,845	51,412	56,994
Less allowance for loan losses	(19,276)	(19,206)	(18,886)	(18,458)	(17,948)
Loans held for investment, net	1,797,908	1,818,515	1,823,222	1,817,325	1,835,000
FDIC indemnification asset	7,161	7,465	8,159	9,931	12,173
Premises and equipment, net	48,126	48,949	49,598	50,057	50,085
Other real estate owned, non-covered	2,409	3,543	3,914	4,477	5,109
Other real estate owned, covered	105	54	124	241	276
Interest receivable	5,778	5,156	5,072	5,059	5,553
Goodwill	95,779	95,779	95,779	95,779	95,779
Other intangible assets	6,151	6,417	6,683	6,947	7,207
Other assets	76,363	84,177	84,183	82,069	86,197
Total assets	$2,388,460	$2,374,780	$2,366,603	$2,430,513	$2,386,398

Liabilities
Deposits
Noninterest-bearing	$454,143	$452,940	$443,800	$467,677	$427,705
Interest-bearing	1,475,748	1,410,880	1,413,574	1,438,917	1,413,633
Total deposits	1,929,891	1,863,820	1,857,374	1,906,594	1,841,338
Securities sold under agreements to repurchase	30,086	83,783	86,011	90,653	98,005
FHLB borrowings	50,000	50,000	50,000	65,000	65,000
Other borrowings	-	-	-	244	15,708
Interest, taxes, and other liabilities	27,769	24,540	24,443	24,618	27,290
Total liabilities	2,037,746	2,022,143	2,017,828	2,087,109	2,047,341

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,750	228,510	228,326	228,176	228,142
Retained earnings	180,299	182,145	177,556	173,860	170,377
Treasury stock, at cost	(79,121)	(79,333)	(78,488)	(78,533)	(78,833)
Accumulated other comprehensive (loss) income	(596)	(67)	(1)	(1,481)	(2,011)
Total stockholders' equity	350,714	352,637	348,775	343,404	339,057
Total liabilities and stockholders' equity	$2,388,460	$2,374,780	$2,366,603	$2,430,513	$2,386,398

Shares outstanding at period-end	16,998,226	16,986,502	17,017,071	17,013,185	16,994,208
Book value per common share(1)	$20.63	$20.76	$20.50	$20.18	$19.95
Tangible book value per common share(2)	14.64	14.74	14.47	14.15	13.89

(1)	Stockholders' equity divided by common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2017	2017	2017	2017	2016
Allowance for Loan Losses
Beginning balance	$19,206	$18,886	$18,458	$17,948	$19,633
Provision for (recovery of) loan losses charged to operations	615	730	934	492	500
Charge-offs	(967)	(717)	(902)	(357)	(2,485)
Recoveries	422	307	396	375	300
Net (charge-offs) recoveries	(545)	(410)	(506)	18	(2,185)
Ending balance	$19,276	$19,206	$18,886	$18,458	$17,948

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$18,997	$18,942	$20,146	$18,537	$15,854
Accruing loans past due 90 days or more	1	-	-	20	-
Troubled debt restructurings ("TDRs")(1)	120	141	100	-	114
Total non-covered nonperforming loans	19,118	19,083	20,246	18,557	15,968
OREO	2,409	3,543	3,914	4,477	5,109
Total non-covered nonperforming assets	$21,527	$22,626	$24,160	$23,034	$21,077

Covered nonperforming assets
Nonaccrual loans	$342	$420	$446	$918	$608
Total covered nonperforming loans	342	420	446	918	608
OREO	105	54	124	241	276
Total covered nonperforming assets	$447	$474	$570	$1,159	$884

Additional Information
Performing TDRs(2)	$7,614	$8,101	$8,485	$8,593	$12,838
Total TDRs(3)	7,734	8,242	8,585	8,593	12,952

Non-covered ratios
Nonperforming loans to total loans	1.07%	1.06%	1.13%	1.04%	0.89%
Nonperforming assets to total assets	0.91%	0.97%	1.04%	0.97%	0.90%
Non-PCI allowance to nonperforming loans	100.83%	100.64%	93.24%	99.40%	112.32%
Non-PCI allowance to total loans	1.08%	1.06%	1.05%	1.03%	1.00%
Annualized net charge-offs to average loans	0.12%	0.09%	0.11%	0.00%	0.49%

Total ratios
Nonperforming loans to total loans	1.07%	1.06%	1.12%	1.06%	0.89%
Nonperforming assets to total assets	0.92%	0.97%	1.04%	1.00%	0.92%
Allowance for loan losses to nonperforming loans	99.05%	98.48%	91.27%	94.78%	108.28%
Allowance for loan losses to total loans	1.06%	1.05%	1.03%	1.01%	0.97%
Annualized net charge-offs to average loans	0.12%	0.09%	0.11%	0.00%	0.47%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs